Exhibit 99.1

SupportSoft Anticipates First Quarter 2009 Revenue Will Exceed Expectations

Redwood City, CA – April 6, 2009 – SupportSoft, Inc. (NASDAQ: SPRT) today announced selected preliminary financial results for the first quarter ended March 31, 2009.

Preliminary First Quarter Results

Based on preliminary, unaudited financial results, SupportSoft currently expects to report total revenue of $10.3 million to $10.5 million for the first quarter of 2009. This compares to the Company’s first quarter revenue guidance of $9.5 million to $10.3 million. The revenue outperformance is the result of growth within the Consumer business. For the first quarter of 2009, Consumer revenues are expected to be $3.5 million to $3.6 million and Enterprise revenues are expected to be approximately $6.8 million to $6.9 million. The Enterprise business continued its non-GAAP segment operating profitability.

Results for the first quarter will be released following the close of the market on Wednesday, April 29, 2009.

New Consumer Partnership

SupportSoft has been chosen by TigerDirect to be its Premium Support Services partner in conjunction with its multi-channel PC and CE sales business. TigerDirect is a major retailer of PC and CE devices through online, TV, catalog, and call center sales.

“We are pleased with our performance in the first quarter, particularly the strong revenue growth posted by our Consumer business in the current economic environment,” said Josh Pickus, CEO of SupportSoft. “The establishment of our first relationship with a major online retailer, TigerDirect, reflects our momentum in developing consumer partnerships.”

Agreement to Sell Enterprise Business

SupportSoft also announced today that the Company has entered into a definitive agreement to sell its Enterprise business to Consona Corporation (“Consona”), a leading software provider, in an all-cash transaction valued at $20.0 million, subject to adjustment as set forth in the definitive agreement.

Conference Call

SupportSoft will host a conference call today at 10:30AM ET (7:30AM PT) to discuss the agreement to sell its Enterprise business to Consona. A live audio webcast and replay of the call will be available at the Investor Relations section of SupportSoft’s Web Site at www.supportsoft.com/Company/investor_relations.html. The live call may be accessed by dialing (877)-874-1568 (domestic) or (719)-325-4804 (international) and referencing passcode: 1947469. A replay of the call can also be accessed by dialing (888)-203-1112 (domestic) or (719)-457-0820 (international) and referencing passcode: 1947469.

About SupportSoft

The Enterprise business of SupportSoft (NASDAQ: SPRT) provides software and services that make technology work. The Company’s solutions reduce technology support costs, improve customer satisfaction and enable new revenue streams for companies reaching 50 million users worldwide. For more information about SupportSoft and its enterprise offerings, visit www.supportsoft.com.

About support.com

support.com, the Consumer business of SupportSoft, provides Instant Technology Relief® to consumers and small businesses through a series of channel partners and www.support.com. For more information about the Consumer business and Instant Technology Relief for consumer and small business technology problems, visit www.support.com.

Safe Harbor Statement

All statements relating to SupportSoft’s first quarter ended March 31, 2009 financial performance contained in this news release are preliminary and may change based on the completion of the quarterly closing and review by SupportSoft’s independent registered public auditing firm.

This press release contains forward-looking statements regarding our expected future performance as well as assumptions underlying or relating to such statements of expectation, all of which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” “anticipates,” “expects,” “believes,” “intends,” “plans,” “seeks,” “forecasts,” “estimates,” “goal,” “momentum” and similar expressions often identify such forward-looking statements. Forward-looking statements in this press release include, without limitation, the following: statements about SupportSoft’s Company-wide and segment revenue for the first quarter of 2009, the progress of its Consumer partnerships and the sale of the Enterprise business.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to: the potential for first quarter 2009 revenue to change based on the completion of the quarterly closing and review by SupportSoft’s independent registered public accounting firm; the potential that any of SupportSoft’s consumer partnerships take longer to produce revenue or do not produce revenue; the possibility that the sale of the Enterprise business will not be completed successfully; as well as other risks detailed from time to time in our SEC filings, including those described in the “Risk Factors” section in our most recent Annual Report on Form 10-K filed with the SEC on March 11, 2009. You can locate these filings on the Investor Relations page of our website, www.supportsoft.com/Company/investor_relations.html.

Statements included in this release are based upon information known to SupportSoft as of the date of this release, and SupportSoft assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Important Additional Information Will Be Filed With The SEC

SupportSoft plans to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed sale of the Enterprise business and the other corporate matters described therein. The proxy statement will contain important information about SupportSoft, Consona, the proposed sale of the Enterprise business and the other corporate matters described therein. Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the Enterprise business and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by SupportSoft through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from SupportSoft by contacting Maura Burns at maura.burns@supportsoft.com or (650) 556-8992.

SupportSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the Enterprise business and the other corporate matters set forth in the proxy statement. Information regarding SupportSoft’s directors and executive officers and their ownership of SupportSoft’s shares is contained in SupportSoft’s Annual Report on Form 10-K for the year ended December 31, 2008, and is supplemented by other public filings made, and to be made, with the SEC. A more complete description will be available in the proxy statement filed in connection with the proposed sale of the Enterprise business. Investors and security holders may obtain additional information regarding the direct and indirect interests of SupportSoft and its directors and executive officers with respect to the proposed sale of the Enterprise business by reading the proxy statement and other filings referred to above.

Contact Information:

Investor Contact

Carolyn Bass and Daniel Wood

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

Media Contact

Heather Hawkins

SupportSoft, Inc.

(650) 556-8545

heather.hawkins@supportsoft.com